UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
____________________________
FORM 8-K
____________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2020
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SEAGATE TECHNOLOGY PUBLIC LIMITED COMPANY
(Exact name of registrant as specified in its charter)
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Ireland	001-31560	98-0648577
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

38/39 Fitzwilliam Square	D02 NX53
Dublin 2
Ireland
(Address of principal executive office)	(Zip Code)
Registrant’s telephone number, including area code: (353) (1) 234-3136
N/A
(Former name or former address, if changed since last report)
_______________________________________________________________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Ordinary Shares, par value $0.00001 per share	STX	The NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.
On April 22, 2020, Seagate Technology plc (the “Company” or “Seagate”) issued a press release reporting its financial results for the fiscal third quarter ended April 3, 2020. The press release is attached to this Current Report on Form 8-K as Exhibit 99.1.
The information in this Item 2.02 and the exhibit hereto are “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such section.
Item 7.01 Regulation FD Disclosure.
On April 21, 2020, the Company’s Board of Directors declared a quarterly cash dividend of $0.65 per share, which will be payable on July 8, 2020 to shareholders of record as of the close of business on June 24, 2020.
Seagate has issued a Supplemental Financial Information document. The Supplemental Financial Information is available on Seagate’s Investor Relations website at investors.seagate.com.
Seagate management will hold a public webcast today at 2:00 p.m. Pacific Time that can be accessed on its Investor Relations website at investors.seagate.com. During today’s webcast, the Company will provide an outlook for its fiscal fourth quarter of 2020 including key underlying assumptions. A replay will be available on Seagate’s Investor Relations website at investors.seagate.com shortly following the conclusion of the event and will be archived for approximately one year. Investors and others should note that the Company routinely uses the Investor Relations section of its corporate website to announce material information to investors and the marketplace. While not all of the information that the Company posts on its corporate website is of a material nature, some information could be deemed to be material. Accordingly, the Company encourages investors, the media, and others interested in the Company to review the information that it shares on investors.seagate.com.
The information in this Item 7.01 is “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of such section.
Item 8.01 Other Events
The Company is filing this Current Report on Form 8-K to supplement the risk factors described in Item 1A of the Company's Annual Report on Form 10-K for the fiscal year ended June 28, 2019. The following risk factor disclosure should be read in conjunction with the risk factors described in the Annual Report on Form 10-K.
The outbreak of COVID-19 may negatively impact our business, operating results and financial condition, as well as the operations and financial performance of many of the customers and suppliers in industries that we serve. We are unable to predict the extent to which the pandemic and related effects will adversely impact our business operations, financial performance, results of operations, financial position and the achievement of our strategic objectives.
The COVID-19 pandemic has resulted in a widespread health crisis and numerous disease control measures being taken to limit its spread. The impact of the pandemic on our business has included or could in the future include:
•disruptions to or restrictions on our ability to ensure the continuous manufacture and supply of our products and services, including insufficiency of our existing inventory levels;
•temporary closures or reductions in operational capacity of our facilities or the facilities of our direct or indirect suppliers or customers;
•permanent closures of our direct and indirect suppliers, resulting in adverse effects to our supply chain;
•temporary shortages of skilled employees available to staff manufacturing facilities due to stay at home orders and travel restrictions within as well as into and out of countries;
•increases in operational expenses and other costs related to requirements implemented to mitigate the impact of the pandemic;
•supply chain disruptions;
•delays or limitations on the ability of our customers to perform or make timely payments;
•reductions in short- and long-term demand for our products, or other disruptions in technology buying patterns;
•adverse effects on economies and financial markets globally, potentially leading to a prolonged economic downturn;
•delays to and/or lengthening of our sales or development cycles or qualification activity;

•challenges in obtaining financing due to turmoil in financial markets;
•workforce disruptions due to illness, quarantines, governmental actions, other restrictions, and/or the social distancing measures we have taken to mitigate the impact of COVID-19 at certain of our locations around the world in an effort to protect the health and well-being of our employees, customers, suppliers and of the communities in which we operate (including working from home, restricting the number of employees attending events or meetings in person, limiting the number of people in our buildings and factories at any one time, further restricting access to our facilities and suspending employee travel); and
•our management team continuing to commit significant time, attention and resources to monitoring the COVID-19 pandemic and seeking to mitigate its effects on our business and workforce.
The ultimate extent of the impact of COVID-19 on our business, financial condition and results of operations will depend on future developments, which are highly uncertain and cannot be predicted at this time. These impacts, individually or in the aggregate, could have a material and adverse effect on our business, results of operations and financial condition. Such effect may be exacerbated in the event the outbreak and the measures taken in response to it persist for an extended period of time, or if there is a resurgence of the outbreak. Under any of these circumstances, the resumption of normal business operations may be delayed or hampered by lingering effects of COVID-19 on our operations, direct and indirect suppliers, partners, and customers.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
The following exhibit is attached to this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Press release, dated April 22, 2020, of Seagate Technology plc entitled “Seagate Technology Reports Fiscal Third Quarter 2020 Financial Results.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SEAGATE TECHNOLOGY PUBLIC LIMITED COMPANY

Date: April 22, 2020	By:	/s/ Gianluca Romano
	Name:	Gianluca Romano
	Title:	Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)